CUSTOMER AND SUPPLIER CONCENTRATION	12 Months Ended
Mar. 31, 2024
CUSTOMER AND SUPPLIER CONCENTRATION
CUSTOMER AND SUPPLIER CONCENTRATION

NOTE 15 – CUSTOMER AND SUPPLIER CONCENTRATION

Significant customers and suppliers are those that account for greater than 10% of the Company’s revenues and purchases.

The Company’s sales are made to customers that are located primarily in China. For the years ended March 31, 2024,  2023 and 2022, no individual customer accounted for more than 10% of the Company’s total revenues.

For the year ended March 31, 2024 and 2023, no individual supplier accounted for more than 10% of the Company’s total purchase. For the years ended March 31, 2022, the Company purchased a substantial portion of raw materials from the third-party suppliers (25.9% of total raw materials purchase for the year ended March 31, 2022. As of March 31, 2022, the amounts due to these vendors was $4.3 million.